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                                                                      Exhibit 24

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Franklin Pass, M.D. and Mark S. Derus, and each of them, his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute a Registration Statement on Form S8 to be filed under the Securities Act of 1933, as amended, relating to Medi-Ject Corporation's 1996 Stock Option Plan, as amended, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 18, 1997           /s/ Kenneth Evenstad
                                    --------------------------------------
                                    Kenneth Evenstad


                                    /s/ Geoffrey Guy
                                    --------------------------------------
                                    Geoffrey Guy


                                    /s/ Norman Jacobs
                                    --------------------------------------
                                    Norman Jacobs


                                    /s/ Fred Shapiro, M.D.
                                    --------------------------------------
                                    Fred Shapiro, M.D.


                                    /s/ Peter Sjostrand
                                    --------------------------------------
                                    Peter Sjostrand


                                    /s/ Franklin Pass, M.D.
                                    --------------------------------------
                                    Franklin Pass, M.D.


                                    /s/ Mark S. Derus
                                    --------------------------------------
                                    Mark S. Derus